UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2013
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FIRST SECURITY GROUP, INC.
(Exact name of Registrant as specified in its charter)
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Tennessee	000-49747	58-2461486
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
531 Broad Street, Chattanooga, Tennessee 37402
(Address of principal executive offices including zip code)
(423) 266-2000
(Registrant's telephone number, including area code)
______________
(Former name or former address, if changed since last report)
______________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

First Security Group, Inc. (the “Company”) has closed a private placement of 60,735,000 shares of its common stock, par value $0.01 per share (the “Common Stock”) as part of the Recapitalization previously described by the Company in Current Reports on Form 8-K filed on February 26, 2013.

On April 11, 2013, the Company issued 9,941,908 shares of Common Stock (the “Converted Shares”) to the United States Department of the Treasury (“Treasury”) in exchange for 33,000 shares of the Company's Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “TARP Preferred Stock”), a warrant to purchase 82,363 shares of Common Stock (the “TARP Warrant”) previously held by Treasury and all accrued but unpaid Preferred Stock dividends. Immediately following the issuance of the Converted Shares to Treasury, Treasury sold the Converted Shares to certain investors at a price of $1.50 per share (the “Purchase Price”) pursuant to TARP Securities Purchase Agreements between such investors, Treasury and the Company. Both the issuance and sale of the Converted Shares to Treasury and the sale of the Converted Shares to investors by Treasury were conducted in transactions exempt from registration under the Securities Act.

On April 12, 2013, the Company completed the issuance and sale of 50,793,092 shares of Common Stock to investors at the Purchase Price pursuant to Stock Purchase Agreements and Subscription Agreements between the Company and such investors in transactions exempt from registration under the Securities Act.

The foregoing summary of the documents relating to the Recapitalization are not complete and are qualified in their entirely by reference to the full text of such documents, copies of which have been previously filed.

Caution about Forward-Looking Statements

Some of our statements contained in this report are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to future events or our future financial performance and include statements about the Company's future growth and market position and the execution of its business plans. When we use words like “may,” “plan,” “contemplate,” “anticipate,” “believe,” “intend,” “continue,” “expect,” “project,” “predict,” “estimate,” “could,” “should,” “would,” “will,” and similar expressions, you should consider them as identifying forward-looking statements, although we may use other phrasing. These forward-looking statements involve risks and uncertainties and are based on our beliefs and assumptions, and on the information available to us at the time that these disclosures were prepared.

These forward-looking statements involve risks and uncertainties and may not be realized due to a variety of factors. There can be no assurance that actual results, performance or achievements of the Company will not differ materially from those expressed or implied by forward-looking statements. Factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to, other aspects of our recapitalization and recovery plans. Additional factors include, without limitation: the effects of future economic conditions, governmental monetary and fiscal policies, as well as legislative and regulatory changes; the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest sensitive assets and liabilities; the costs of evaluating possible acquisitions and the risks inherent in integrating acquisitions; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company's market area and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and, the failure of assumptions underlying the establishment of reserves for possible loan losses. For details on these and other factors that could affect expectations, see the cautionary language included under the headings “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the Company's Annual Report on Form 10-K for the year ended December 31, 2011 and the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, and other filings with the SEC.

Many of these risks are beyond our ability to control or predict, and you are cautioned not to put undue reliance on such forward-looking statements. The Company does not intend to update or reissue any forward-looking statements contained in this report as a result of new information or other circumstances that may become known to the Company, and undertakes no obligation to provide any such updates.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this Note. Our actual results and condition may differ significantly from those we discuss in these forward-looking statements.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors elected Mr. William F. Grant, III and Mr. Robert R. Lane to continue serving on the Board of the Directors of the Company, notwithstanding the exchange of the TARP Preferred Stock and the TARP Warrant.

Item 7.01. Regulation FD Disclosures

On April 12, 2013, the Company issued a press release announcing the closing of the Recapitalization. A copy of the press release is attached hereto as Exhibit 99.1. The information provided in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.    Description

99.1	Press Release dated April 12, 2013.[1]
1 Furnished, not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Security Group, Inc.

By:	/s/ John R. Haddock
	Name:	John R. Haddock
	Title:	Executive Vice President and Chief Financial Officer

Dated:  April 12, 2013

Exhibit Index

Exhibit No.    Description

99.1	Press Release, dated April 12, 2013.[1]
1 Furnished, not filed.